Exhibit 10.1

NINTH AMENDMENT
TO THE CREDIT AGREEMENT
THIS NINTH AMENDMENT TO THE CREDIT AGREEMENT, dated as of February 11, 2015 (this “Amendment”), to the Credit Agreement, dated as of June 17, 2011 (as previously amended, the “Credit Agreement”), and entered into by, among others, SemGroup Corporation, as the Borrower (the “Borrower”), certain subsidiaries of the Borrower, as Guarantors, the lenders party thereto (the “Lenders”) and The Royal Bank of Scotland plc, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as specified below (the “Specified Amendments”);
WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement in order to permit each of the Specified Amendments; and
WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendments.
NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to the Credit Agreement
(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:
i.    The definition of “Available Amount” is hereby amended by deleting the word “years” in clause (a)(x) thereof and replacing it with the word “quarters” in lieu thereof.
ii.    The definition of “Available Cash” is hereby amended by amending and restating clause (a) thereof as follows:
“(a)    the sum of: (i) all cash and cash equivalents of the Borrower and its Subsidiaries (or the Borrower’s proportionate share of cash and Cash Equivalents in the case of Subsidiaries that are not wholly owned), excluding Unrestricted Subsidiaries, on hand at the end of such fiscal quarter; and (ii) if the management of the Borrower so determines, all or any portion of any additional cash and cash equivalents of the Borrower and its Subsidiaries (or the Borrower’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned), excluding Unrestricted Subsidiaries, either (x) on hand on the date of determination of Available Cash with respect to such fiscal quarter resulting from Working Capital Borrowings made subsequent to the end of such fiscal quarter or (y) available to be drawn as Working Capital Borrowings on such date of determination”
iii.    The definition of “Material Project” is hereby amended by (i) deleting the word “or” immediately following the word “Borrower” therein and replacing it with a “,” in lieu thereof and (ii) adding “or Maurepas Holdings or any of its Subsidiaries,” immediately after the words “Restricted Subsidiary” therein.
iv.    The definition of “Material Project EBITDA Adjustment” is hereby amended by (i) deleting the word “or” immediately following the first instance of the word “Borrower” therein and replacing it with a “,” in lieu thereof, (ii) adding “Maurepas Holdings or any of its Subsidiaries” immediately after the first instance of the words “Restricted Subsidiary” therein, (iii) deleting the words “of the Borrower and its Restricted Subsidiaries” in clause (x) thereof and (iv) inserting the parenthetical “(giving effect, for the avoidance of doubt and without duplication, to clause (e) of the definition of Consolidated Net Income in the case of any Material Project of Maurepas Holdings or its Subsidiaries)” in clause (x) thereof immediately following the third instance of the words “Material Project”.
v.    The definition of “Net Proceeds” is hereby amended by (i) inserting the word “Restricted” immediately before the second instance of the word “Subsidiary” therein and (ii) inserting the phrase “, in each case” immediately following the third parenthetical therein.
vi.    The definition of Permitted Business Acquisition is hereby amended by inserting the phrase “by the Borrower, a Restricted Subsidiary of the Borrower, Rose Rock Midstream Partners, L.P., or any of their respective Subsidiaries” immediately after the word “offer” in clause (a) thereof.
vii.    The definition of “Permitted Refinancing Indebtedness” is hereby amended by deleting the words “Section 6.10” therein and replacing them with “Section 6.14(a) and (c)” in lieu thereof.
viii.    The definition of “Unrestricted Subsidiary” is hereby amended and restated as follows:
“Unrestricted Subsidiary” shall mean (i) SemStream AZ, (ii) SemMexico and its subsidiaries, (iii) Maurepas Holdings and its subsidiaries, (iv) on and after the MLP IPO Date, the MLP Entity and each of its Subsidiaries (it being agreed that, subject to compliance with the other requirements of this Agreement with respect to the MLP Transfer, any Investments in the MLP Entity or any Subsidiary thereof that would no longer be permitted by Section 6.04(o) as a result of the MLP Entity becoming an Unrestricted Subsidiary on the MLP IPO Date shall be deemed to be permitted Investments under Section 6.04), (v) on and after the MLP IPO Date, the General Partner (subject to the requirements of Section 5.10(f) and the Collateral and Guarantee Requirement and the restrictions set forth in Sections 6.01 and 6.02) (it being agreed that, subject to compliance with the other requirements of this Agreement with respect to the MLP Transfer, any Investments in the General Partner that would no longer be permitted by Section 6.04(o) as a result of the General Partner becoming an Unrestricted Subsidiary on the MLP IPO Date shall be deemed to be permitted Investments under Section 6.04), and (vi) any direct or indirect Subsidiary of the Borrower:
(a)    that has not received, is not intended to receive, and is not receiving any portion of the proceeds of any Loan except as permitted by Section 6.04 and on whose behalf no Revolving Letter of Credit has been or is intended to be issued,
(b)    that is designated by the Borrower as an Unrestricted Subsidiary in a written notice provided to the Administrative Agent, which such notice includes a certification by a Responsible Officer that such proposed Unrestricted Subsidiary complies with all requirements set forth in this definition and provides appropriate evidence demonstrating such compliance,
(c)    that has no Indebtedness other than (i) Non-Recourse Debt and (ii) Indebtedness that is guaranteed pursuant to Section 6.01,
(d)    that, except as permitted by Section 6.07, is not party to any transaction with the Borrower or any Restricted Subsidiary,
(e)    (i) neither the Borrower nor any Restricted Subsidiary has or would have any direct or indirect obligation for any obligation or liability of such Unrestricted Subsidiary, and (ii) neither the Borrower nor any Restricted Subsidiary is required to maintain or preserve such Unrestricted Subsidiary’s financial condition or to cause such Person to achieve any specified levels of operating results, except for, in each case, any guarantee permitted by each of Sections 6.01 and 6.04,
(f)    that either is subject to customary separateness covenants and/or corresponding provisions in its organizational documents, or is not engaged in any material business; provided, that no such Subsidiary shall be required to have, and such covenants shall not include, the obligation to appoint, any independent directors, and
(g)    that has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Borrower or any Restricted Subsidiary. If, at any time, any Unrestricted Subsidiary ceases to comply with the requirements set forth in this definition, it shall immediately thereupon be deemed to be a Restricted Subsidiary for all purposes of this Agreement and the other Loan Documents, including that any Indebtedness of such Subsidiary will be deemed to have been incurred by a Restricted Subsidiary of the Borrower as of such date.

The Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Borrower in an amount equal to the outstanding Indebtedness of such Unrestricted Subsidiary on such date of designation and such designation will only be permitted if (i) such Indebtedness is Permitted Indebtedness pursuant to Section 6.01, and (ii) no Default or Event of Default would be in existence upon such designation. On the date of any such designation of an Unrestricted Subsidiary as a Restricted Subsidiary, to the extent that the Collateral and Guarantee Requirement requires such redesignated Subsidiary to take certain actions or enter into certain documents, such redesignated Subsidiary shall so comply.
ix.    The following definitions are hereby added in alphabetical order therein:
“Maurepas Entity” shall mean (i) Maurepas Holdings and (ii) each Subsidiary of Maurepas Holdings.
“Maurepas Holdings” shall mean Maurepas Holdings, LLC, an Oklahoma limited liability company.
“Maurepas Pipeline” shall mean Maurepas Pipeline, LLC, an Oklahoma limited liability company.
“Maurepas Pipeline Project” shall mean the pipeline project identified by the Borrower to the Lenders prior to the Ninth Amendment Effective Date.
“Maurepas Pipeline Project Quarterly Progress Report” shall mean a quarterly report on the construction of the Maurepas Pipeline Project from the construction contractor substantially in the form provided to the Lenders prior to the Ninth Amendment Effective Date.
“Maurepas Sale” shall mean any sale, transfer or other disposition (including any sale and leaseback) of the equity interests of or assets of Maurepas Pipeline to any Person other than the Borrower or any Restricted Subsidiary or any Subsidiary of Maurepas Holdings (other than any such sale, transfer or disposition that would be permitted by Section 6.05(a), (e), (f), (i), or (j)).
“Ninth Amendment” shall mean the Ninth Amendment to the Credit Agreement, dated as of February 11, 2015, by and among the Borrower, the Loan Parties, the Administrative Agent and the Lenders party thereto.
“Ninth Amendment Effective Date” shall have the meaning specified in the Ninth Amendment.

“Permitted Maurepas Activities” shall mean, with respect to (i) Maurepas Holdings, the ownership of the Equity Interests of Maurepas Pipeline, and other activities reasonably ancillary thereto (including, for the avoidance of doubt, distributions to the holders of the Equity Interests of Maurepas Holdings) and (ii) any other Maurepas Entity, the construction, development, management and operation of a system of crude oil, intermediates and product pipelines, and such other activities reasonably ancillary thereto (including, for the avoidance of doubt, distributions to the holders of the Equity Interests of the applicable Maurepas Entity).
x.    The definition of “White Cliffs” is hereby deleted in its entirety.
(b)    Section 2.10(e)(x) of the Credit Agreement is hereby amended by adding the phrase “, all proceeds required to be applied pursuant to Section 2.11(j)” immediately following the words “Section 2.11(c)(i)” appearing therein.
(c)    Section 2.11 is hereby amended as follows:
i.    Clause (c)(i) is hereby amended by adding the parenthetical “(or, in the case of Insurance Proceeds only, received by Maurepas Holdings or Maurepas Pipeline)” immediately following the words “Restricted Subsidiaries” therein.
ii.    A new clause (j) is hereby added as follows:
“(j)    In the case of a Maurepas Sale, Maurepas Holdings shall apply all proceeds (or after a MLP Transfer, SemGroup and its Restricted Subsidiaries proportionate share of proceeds determined on the basis of ownership of Maurepas Pipeline at the time of receipt of such proceeds) received by it or its Subsidiaries (net of (i) attorneys’ fees, accountants’ fees, advisors’ fees, consultants’ fees, investment banking fees, sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes and required payments of other obligations relating to the applicable asset (other than pursuant hereto) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including without limitation liabilities related to environmental matters or against any indemnification obligations associated with such transaction and (ii) Taxes paid or payable as a result thereof) upon (and in any event within three (3) Business Days of) receipt thereof to prepay the Term Borrowings and/or Revolving Facility Borrowings in accordance with Section 2.10(e).”
(d)    The last paragraph of Section 2.20 is hereby amended by deleting the following in its entirety: “(x) Gibson, Dunn & Crutcher LLP, special New York counsel for the Loan Parties, and (y) Conner & Winters, LLP, special Oklahoma”.

(e)    The introductory paragraph in Article V is hereby amended by deleting “to:” at the end thereof and replacing it with “(and each Maurepas Entity with respect to Sections 5.01, 5.02(a), 5.03, 5.05(b), 5.05(c), 5.05(e) and 5.10(j)) to:” in lieu thereof.
(f)    Section 5.01(a) is hereby amended by (i) adding “(i)” immediately following the second instance of the word “except” therein and (ii) adding “and (ii) for the liquidation or dissolution of any Maurepas Entity if the assets of such Maurepas Entity to the extent they exceed estimated liabilities are acquired by the Borrower, a Wholly Owned Subsidiary of the Borrower, or a Maurepas Entity in such liquidation or dissolution” immediately prior to the “.” at the end thereof.
(g)    The proviso in Section 5.03 is hereby amended and restated in its entirety as follows:
“provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim to the extent that (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the Borrower, the affected Restricted Subsidiary of the Borrower or the affected Maurepas Entity, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto or (ii) the aggregate amount of such Taxes, assessments, charges, levies or claims does not exceed U.S.$2.5 million. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower, the affected Restricted Subsidiary of the Borrower or the affected Maurepas Entity or if the failure to pay, discharge or otherwise satisfy such obligation could not reasonably be expected to have a Material Adverse Effect.”
(h)    Section 5.05 is hereby amended as follows:
i.    The following parenthetical is hereby added immediately following the words “Restricted Subsidiary” therein: “(or any Maurepas Entity solely in the case of clauses (b), (c) and (e) below)”.
ii.    Clause (b) is hereby amended by adding “or any Maurepas Entity, in any case” immediately following the words “Restricted Subsidiaries” therein.
iii.    The “and” at the end of clause (c) is hereby deleted.
iv.    The “.” at the end of clause (d) is hereby deleted and replaced with “; and” in lieu thereof.
v.    The following clause (e) is hereby added:

“(e)    prior to the commencement date of the Maurepas Pipeline Project, promptly, but in any event within five (5) Business Days after receipt thereof, a copy of the most recent Maurepas Pipeline Project Quarterly Progress Report.
(i)    Section 5.10 is hereby amended by adding a clause (j) as follows:
“(j)    Except as otherwise expressly permitted by Section 6.05 (x) Maurepas Holdings shall at all times be a wholly owned direct subsidiary of one or more Loan Parties and (y) each Maurepas Entity (other than Maurepas Holdings) shall at all times be a wholly owned direct subsidiary of Maurepas Holdings.”
(j)    The lead-in to Article VI is hereby amended by deleting the phrase “(or the General Partners in respect of Sections 6.01 and 6.02) to:” at the end thereof and replacing it with the following in lieu thereof: “(or (x) the General Partner in respect of Sections 6.01 and 6.02 and (y) each Maurepas Entity in respect of Sections 6.01 (provided that the exceptions in clauses (b), (c), (i), (j), (k), (l), (m)(i), (o), (q) and (r) shall not apply to any of the Maurepas Entities), 6.02 (provided that the exceptions in clauses (i), (j), (cc), (ff) and (hh) shall not apply to any of the Maurepas Entities), 6.03, 6.04 (provided that the exceptions in clause (f) shall not apply to any of the Maurepas Entities), 6.05, 6.07, 6.08, 6.09(d) and 6.12) to:”.
(k)    Section 6.01(l) is hereby amended by adding the phrase “of the Borrower or any Restricted Subsidiary” immediately following the phrase “other Indebtedness” therein.
(l)    Section 6.02 is hereby amended as follows:
i.    Clause (e) thereof is hereby amended by adding the phrase “or any Maurepas Entity” immediately following the words “Restricted Subsidiary” therein.
ii.    Clause (f) is hereby amended by adding the phrase “or any Maurepas Entity” immediately prior to the “;” at the end thereof.
iii.    Clause (n) is hereby amended and restated as follows:
“(n)    Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or securities intermediaries not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower, any of its Restricted Subsidiaries or any of the Maurepas Entities to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower, its Restricted Subsidiaries and the Maurepas Entities or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower, any of its Restricted Subsidiaries or any of the Maurepas Entities in the ordinary course of business;”
iv.    Clause (v) is hereby amended by adding the phrase “or any Maurepas Entity” immediately prior to the “;” at the end thereof.

v.    Clauses (z) and (aa) are hereby amended and restated in their entirety as follows:
“(z)    Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of the Borrower, any Restricted Subsidiary or any Maurepas Entity under any Environmental Law to which any assets of such Person are subject;
(aa)    Liens consisting of minor irregularities in title, boundaries, or other minor survey defects, easements, leases, restrictions, servitudes, licenses, permits, encroachments, reservations, exceptions, zoning restrictions, rights-of-way, conditions, covenants, mineral or royalty rights or reservations or oil, gas and mineral leases and rights of others in any property of the Borrower, the Restricted Subsidiaries or the Maurepas Entities, including rights of eminent domain (including those for streets, roads, bridges, pipes, pipelines, natural gas gathering systems, processing facilities, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas or other minerals or other similar purposes, flood control, air rights, water rights, rights of others with respect to navigable waters, sewage and drainage rights) that exist as of the Closing Date or at the time the affected property is acquired, or are granted by the Borrower, any Restricted Subsidiary or any Maurepas Entity in the ordinary course of business and other similar charges or encumbrances which do not secure the payment of Indebtedness and otherwise do not materially interfere with the occupation, use and enjoyment by the Borrower or any Restricted Subsidiary of any Mortgaged Property in the normal course of business or materially impair the value of the Mortgaged Properties in the aggregate;”
vi.    Clause (ee) is hereby amended and restated in its entirety as follows:
“(ee)    licenses granted in the ordinary course of business and leases of property of the Loan Parties and the Maurepas Entities that are not material to the business and operations of the Loan Parties or the Maurepas Entities, as applicable;”
vii.    Clauses (hh) and (ii) are hereby amended and restated in their entirety as follows:
“(hh)    Liens on the Equity Interests of any Unrestricted Subsidiary which secure indebtedness of such Unrestricted Subsidiary;
(ii)    Liens not otherwise permitted under this Section 6.02 securing obligations of the Borrower or any Restricted Subsidiary in an aggregate amount not to exceed U.S.$15.0 million; provided that to the extent such Liens permitted under this clause (ii) secure Indebtedness incurred in connection with a Permitted Business Acquisition pursuant to Section 6.01(q), such Liens shall only be permitted to encumber the assets acquired pursuant to such Permitted Business

Acquisition and shall not be permitted to encumber any other assets of the Borrower, any Material Subsidiary or any Subsidiary Loan Party; and”
viii.    Clause (jj) is hereby added therein as follows:
“(jj)    Liens arising under any agreements (not constituting Indebtedness) entered into in connection with the Permitted Maurepas Activities (substantially in the form delivered to the Lenders prior to the Ninth Amendment Effective Date, or such other form as may be reasonably agreed by the Administrative Agent).”
(m)    Section 6.03 is hereby amended by inserting the phrase “by the Borrower or any Restricted Subsidiary” immediately following the words “Sale and Lease-Back Transaction” in the proviso therein.
(n)    Section 6.04 is hereby amended as follows:
i.    Clause (c) is hereby amended and restated in its entirety as follows:
“(c)    Investments arising out of the receipt by the Borrower, any of its Restricted Subsidiaries or any of the Maurepas Entities of noncash consideration for the sale of assets permitted under Section 6.05;”.
ii.    Clause (j) is hereby amended by inserting the phrase “by the Borrower or any Restricted Subsidiary” immediately following the word “Investments” therein.
iii.    Clause (m) is hereby amended and restated in its entirety as follows:
“(m)    Guarantees by the Borrower or any of its Restricted Subsidiaries or, solely for the purposes of clause (iii) below, by any Maurepas Entity of (i) operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Restricted Subsidiary in the ordinary course of business; (ii) other obligations of the Restricted Subsidiary of the Borrower that owns an interest in or has entered into a contract with the Glass Mountain Venture, provided that any Guarantees made pursuant to this clause (ii) shall not exceed the amount of Investments otherwise permitted pursuant to Section 6.04(a); and (iii) obligations under any construction, engineering or other similar agreement in respect of the Permitted Maurepas Activities;”
iv.    Clause (s) is hereby amended and restated in its entirety as follows:
“(s)    Investments after the Seventh Amendment Effective Date by Loan Parties in the Glass Mountain Venture not to exceed an amount equal to U.S.$162.0 million;”

v.    Clause (t) is hereby amended by adding an “and” at the end thereof.
vi.    Clause (u) is hereby added as follows:
“(u)    (i) Investments in Maurepas Holdings in an aggregate amount not to exceed $500.0 million; provided that at the time of each such Investment (x) the proceeds of such Investment shall be promptly contributed by Maurepas Holdings to Maurepas Pipeline, (y) the Borrower and its Restricted Subsidiaries shall be in compliance on a Pro Forma Basis with the Financial Performance Covenants and (z) the sum of (1) all cash and cash equivalents of the Borrower and its Subsidiaries (or the Borrower’s proportionate share of cash and Cash Equivalents in the case of Subsidiaries that are not wholly owned), excluding Unrestricted Subsidiaries, on hand on the date of such investment and (2) amounts available to be drawn as Working Capital Borrowings on such date of such investment are not less than U.S.$50.0 million and (ii) Investments comprised of intercompany current liabilities among the Borrower, its Restricted Subsidiaries and the Maurepas Entities, in each case (x) in connection with the cash management operations of the Borrower, its Restricted Subsidiaries and the Maurepas Entities and (y) in the ordinary course of business of the Borrower, its Restricted Subsidiaries and the Maurepas Entities.”
(o)    Section 6.05 is hereby amended as follows:
i.    The first paragraph is hereby amended and restated in its entirety as follows:
“Merge into, amalgamate with or consolidate with any other Person, or permit any other Person to merge into, amalgamate with or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of the Borrower, any Restricted Subsidiary or any Maurepas Entity or preferred equity interests of the Borrower, any Restricted Subsidiary or any Maurepas Entity, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person or a line of business of a Person, except that this Section shall not prohibit:”
ii.    Clause (a) is hereby amended and restated in its entirety as follows:
“(a)     (i) the purchase and sale of inventory, supplies, materials and equipment and the purchase and sale of rights or licenses or leases of intellectual property, in each case in the ordinary course of business by the Borrower, any of its Restricted Subsidiaries or any of the Maurepas Entities, (ii) the sale of any other asset in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries,

(iii) the sale of surplus, obsolete or worn out equipment or other property in the ordinary course of business by the Borrower, any of its Restricted Subsidiaries or any of the Maurepas Entities or (iv) the sale of Permitted Investments in the ordinary course of business;”
iii.    Clause (b) is hereby amended by (i) deleting the “or” appearing immediately prior to clause (vi) thereof and replacing it with a “,” in lieu thereof and (ii) deleting the “;” at the end thereof and replacing it with the following in lieu thereof:
“, (vii) the merger, consolidation or amalgamation of any Maurepas Entity into another Maurepas Entity, (viii) the merger, consolidation or amalgamation of any Maurepas Entity into the Borrower in a transaction in which the Borrower is the surviving Person, or (ix) the merger, consolidation or amalgamation of any Maurepas Entity into a Restricted Subsidiary of the Borrower in which the Restricted Subsidiary is the surviving Person;”
iv.    Clause (c) is hereby amended by deleting each instance of “the Borrower or any Restricted Subsidiary” and replacing it with “the Borrower, any Restricted Subsidiary or any Maurepas Entity” in lieu thereof.
v.    Clause (g) is hereby amended by adding the phrase “by the Borrower or a Restricted Subsidiary” immediately following the first instance of the word “assets” therein.
vi.    Clause (i) is hereby amended by deleting the phrase “the Borrower or any Restricted Subsidiary” and replacing it with “the Borrower, any Restricted Subsidiary or any Maurepas Entity” in lieu thereof.
vii.    Clause (l) is hereby amended by deleting the “and” appearing at the end thereof.
viii.    Clause (m) is hereby amended by deleting the “.” at the end thereof and replacing it with “; and” in lieu thereof.
ix.    Clause (n) is hereby added as follows:
“(n)    entry into any agreement in respect of a Maurepas Sale and consummation of any Maurepas Sale; provided that the net proceeds thereof are applied in accordance with Section 2.11(j).”
(p)    Section 6.06 is hereby amended as follows:
i.    Clause (d) is hereby amended and restated in its entirety as follows: “[Reserved.];”.
ii.    Clause (g) is hereby amended and restated in its entirety as follows:

“(g)    other payments or distributions by the Borrower not otherwise permitted by the other clauses of this Section 6.06 in an aggregate amount not to exceed the Borrower’s Available Cash, so long as (i) immediately before and immediately after giving effect to such payment or distribution, as applicable, no Default or Event of Default shall have occurred and be continuing, and (ii) after giving effect to such payment or distribution, as applicable, the Borrower and its Restricted Subsidiaries shall (x) be in compliance, on a Pro Forma Basis with the covenant specified in Section 6.14(a) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower and its Restricted Subsidiaries and (y) the sum of (I) all cash and cash equivalents of the Borrower and its Subsidiaries (or the Borrower’s proportionate share of cash and Cash Equivalents in the case of Subsidiaries that are not wholly owned), excluding Unrestricted Subsidiaries, on hand on the date of such investment and (II) amounts available to be drawn as Working Capital Borrowings on such date of such investment are not less than U.S.$50.0 million.”
(q)    Section 6.07 is hereby amended by (i) deleting the “;” at the end of clause (vii) and replacing it with a “,” in lieu thereof, (ii) deleting the “; and” at the end of clause (viii) and replacing it with a “,” in lieu thereof, (iii) adding the word “and” at the end of clause (ix) thereof and (iv) adding a clause (x) as follows:
“(x)    transactions and payments among the Borrower, its Restricted Subsidiaries and the Maurepas Entities in respect of compensation, expense reimbursement, development, engineering, construction and operation of the assets constituting the Permitted Maurepas Activities.”
(r)    Section 6.08 is hereby amended and restated in its entirety as follows:
“Section 6.08    Business of the Borrower and the Subsidiaries. Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by it on the Closing Date, Midstream Activities, and, in the case of the Maurepas Entities, the Permitted Maurepas Activities, and, in each case, any business or business activities incidental or related thereto, or, in each case, any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, the AMI Development Activities, the Permitted Maurepas Activities and other business or activities that are immaterial to the Loan Parties or the Maurepas Entities, as applicable, taken as a whole.”
(s)    Section 6.09 is hereby amended as follows:
i.    Clause (d)(i) is hereby amended by adding the words “a Maurepas Entity or” at the end thereof.
ii.    Exception (d)(C) is hereby amended and restated in its entirety as follows:

“(C)    any restriction on a Restricted Subsidiary or any Maurepas Entity imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of such Restricted Subsidiary or Maurepas Entity pending the closing of such sale or disposition;”
iii.    Exception (d)(I) is hereby amended by deleting the “or” at the end thereof.
iv.    Exception (d)(M) is hereby amended by deleting the “and” at the end thereof .
v.    Exception (d)(N) is hereby amended by deleting the “.” at the end thereof and replacing it with a “; and” in lieu thereof.
vi.    Exception (d)(O) is hereby added as follows:
“(O)    any contractual restriction or encumbrance existing on the Ninth Amendment Effective Date in respect of the assets constituting the Permitted Maurepas Activities or in any agreements in respect thereof.”
Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Ninth Amendment Effective Date”):
(a)    the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Required Lenders;
(b)    the representations and warranties set forth in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the Ninth Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(c)    as of the Ninth Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing;
(d)    the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 4 hereof;
(e)    the Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment;

(f)    the Borrower shall have paid to RBS Securities Inc., for the benefit of each Lender party to this Amendment, a non-refundable consent fee in an aggregate amount equal to 0.100% of the Loans and Commitments of each such Lender party to this Amendment; and
(g)    the Borrower shall have delivered a notice to the Administrative Agent (for distribution to the Lenders) that the Borrower (or its applicable Subsidiary) has entered into the material agreements in respect of the Maurepas Pipeline Project.
provided that, if the foregoing conditions of this Section 2 have not been satisfied on or before May 15, 2015, this Ninth Amendment shall terminate and be of no effect.
Section 3.    Acknowledgment and Consent.
(a)     Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
Section 4.    Reference to and Effect on the Loan Documents
(a)    This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.
(b)    Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.
(d)    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
Section 5.    Execution in Counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    Governing Law
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.
Section 7.    Headings
Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 8.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 9.    Severability
The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 10.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 11.    Waiver of Jury Trial
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT,

IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12.    Jurisdiction
Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
SEMGROUP CORPORATION

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

Subsidiary Guarantors

SEMGROUP EUROPE HOLDING, L.L.C.
By: SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

SEMOPERATING G.P., L.L.C.
By: SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

[Ninth Amendment to Credit Agreement Signature Page]

SEMGAS, L.P.
By: SEMOPERATING G.P., L.L.C., as general partner

By:	SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

SEMCANADA, L.P.
By: SEMOPERATING G.P., L.L.C., as general partner

By:	SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

SEMCANADA II, L.P.
By: SEMOPERATING G.P., L.L.C., as general partner

By:	SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

[Ninth Amendment to Credit Agreement Signature Page]

SEMMATERIALS, L.P.
By: SEMOPERATING G.P., L.L.C., as general partner

By:	SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

SEMMEXICO, L.L.C.
By: SEMMATERIALS, L.P., as sole member
By: SEMOPERATING G.P., L.L.C., as general partner
By: SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

[Ninth Amendment to Credit Agreement Signature Page]

ROSE ROCK MIDSTREAM HOLDINGS, LLC

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

SEMDEVELOPMENT, L.L.C.
By SemGroup Corporation, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

GLASS MOUNTAIN HOLDING, LLC
By SemDevelopment, L.L.C., as general partner
By SemGroup Corporation, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

MID-AMERICA MIDSTREAM GAS SERVICES, L.L.C.
By: SEMGAS, L.P., as sole member

By:	SEMOPERATING G.P., L.L.C., as general partner

By:	SEMGROUP CORPORATION, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

[Ninth Amendment to Credit Agreement Signature Page]

WATTENBERG HOLDING, LLC
By SemDevelopment, L.L.C., as general partner
By SemGroup Corporation, as sole member

By:__/s/ Robert N. Fitzgerald__________________
Name:    Robert N. Fitzgerald
Title:    Senior Vice President & CFO

[Ninth Amendment to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Collateral Agent
By:    /s/ Nathan Bautista
    Name:     Nathan Bautista
    Title: Authorised Signatory

[Ninth Amendment to Credit Agreement Signature Page]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender
By:    /s/ Nathan Bautista
    Name:     Nathan Bautista
    Title: Authorised Signatory

[Ninth Amendment to Credit Agreement Signature Page]

CADENCE BANK, N.A.
as a Lender
By:    /s/ William W. Brown
    Name:     William W. Brown
    Title: Senior Vice President

[Ninth Amendment to Credit Agreement Signature Page]

Barclay Bank, PLC
as a Lender
By:    /s/ May Huang
    Name:     May Huang
Title: Assistant Vice President

[Ninth Amendment to Credit Agreement Signature Page]

BMO Harris Financing, Inc.
as a Lender
By:    /s/ Kevin Utsey
    Name:     Kevin Utsey
Title: Director

[Ninth Amendment to Credit Agreement Signature Page]

Deutsche Bank AG – New York Branch
as a Lender
By:    /s/ Chris Chapman
    Name:     Chris Chapman
Title: Director

By:    /s/ Shai Bandner
    Name:     Shai Bandner
Title: Vice President

[Ninth Amendment to Credit Agreement Signature Page]

Wells Fargo Bank, N.A.
as a Lender
By:    /s/ Andrew Ostrov
    Name:     Andrew Ostrov
Title: Director

[Ninth Amendment to Credit Agreement Signature Page]

Compass Bank
as a Lender
By:    /s/ Kathleen J. Bowen
    Name:     Kathleen J. Bowen
Title: Senior Vice President

[Ninth Amendment to Credit Agreement Signature Page]

Morgan Stanley Bank, N.A.
as a Lender
By:    /s/ Christopher Winthrop
    Name:     Christopher Winthrop
Title: Authorized Singatory

[Ninth Amendment to Credit Agreement Signature Page]

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender
By:    /s/Christpoher Kuna
    Name:     Christopher Kuna
Title: Vice President

[Ninth Amendment to Credit Agreement Signature Page]

Credit Agricole Corporate and Investment Bank,
as a Lender
By:    /s/Mark Lvoff
    Name:     Mark Lvoff
Title: Managing Director

By:    /s/William Purdy
    Name:     William Purdy
Title: Senior Associate

[Ninth Amendment to Credit Agreement Signature Page]

Royal Bank of Canada,
as a Lender
By:    /s/Jason S. York
    Name:     Jason S. York
Title: Authorized Signato

[Ninth Amendment to Credit Agreement Signature Page]

UBS AG, STAMFORD BRANCH,
as a Lender
By:    /s/Darlene Arias
    Name:     Darlene Arias
Title: Director

By:    /s/Houssem Daly
    Name:     Houssem Daly
Title: Associate Director

[Ninth Amendment to Credit Agreement Signature Page]

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender
By:    /s/Linda J. Bridges
    Name:     Linda J. Bridges
Title: Vice President

[Ninth Amendment to Credit Agreement Signature Page]

THE BANK OF NOVA SCOTIA,
as a Lender
By:    /s/Mark Sparrow
    Name:     Mark Sparrow
Title: Director

[Ninth Amendment to Credit Agreement Signature Page]

SUNTRUST BANK,
as a Lender
By:    /s/Shannon Juhan
    Name:     Shannon Juhan
Title: Vice President

[Ninth Amendment to Credit Agreement Signature Page]

Citibank, N.A.,
as a Lender
By:    /s/Michael Zeller
    Name:     Michael Zeller
Title: Vice President

[Ninth Amendment to Credit Agreement Signature Page]

ABN AMRO CAPTIAL USA LLC
By:    /s/Darrell Holley
    Name:     Darrell Holley
Title: Managing Director

By:    /s/Casey Lowary
    Name:     Casey Lowary
Title: Executive Director

[Ninth Amendment to Credit Agreement Signature Page]